SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C. 20549

                             FORM 8-K

                          CURRENT REPORT
                Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934

     Date of report (Date of earliest event reported): October 10, 2001

                           Nx Networks, Inc.
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       (Exact Name of Registrant as Specified in Its Charter)

                              Delaware
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           (State or Other Jurisdiction of Incorporation)


       000-20512                                         54-1345159
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(Commission File Number)                  (I.R.S. Employer Identification No.)


     13595 Dulles Technology Drive
            Herndon, Virginia                             22209
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(Address of Principal Executive Offices)                (Zip Code)


                                (703) 742-6000
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             (Registrant's Telephone Number, Including Area Code)



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Item 5. OTHER EVENTS.

     On February 14, 2002, Nx Networks, Inc. (the Company) issued a press release stating that it has received approval from the U.S. Bankruptcy Court to sell its business through an auction process. The Company had previously filed for protection under Chapter 11 of the U. S. Bankruptcy Code on November 1, 2001. The Company has retained RCW Mirus, a Boston investment bank to market the Company's assets to interested bidders and hopes to finalize the sale by mid-March, 2002.

     A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7. EXHIBITS

     99.1      Press Release dated February 14, 2002


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                              SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Nx Networks,Inc.


Date: February 21, 2002             By:  /s/ Richard Yalen
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                                         Richard Yalen
                                         Chief Executive Officer